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EXHIBIT 21.1

MatrixOne Subsidiaries

==============================================================================

Subsidiary Incorporation             Name and Location
------------------------------------ -----------------------------------------
Austria                              MatrixOne GmbH
                                     C/O Bammer-Nussbaumer & Partner
                                     Wintschaftstreauhand, GmbH
                                     4810 Gmunden
                                     AM Graben 9
                                     Austria
------------------------------------ -----------------------------------------
Canada                               MatrixOne Canada Corp.
                                     22 Frederick Street
                                     Suite 800
                                     Kitchener, Ontario N2H 6M6
                                     Canada
                                     PH:  519-772-3310
                                     FX:  519-772-3344
------------------------------------ -----------------------------------------
France                               MatrixOne SARL
                                     Espace
                                     Technologique de
                                     Saint-Aubin
                                     Immeuble Apollo
                                     SAINT-AUBIN, 91195
                                     GIF sur Yvette
                                     Cedex France
                                     PH:  +33-1-69-33-1970
                                     FX:  +33-1-69-41-8293
------------------------------------ -----------------------------------------
Germany                              MatrixOne GmbH
                                     Fraunhoferstrasse 7
                                     D-85737 Ismaning
                                     Germany
                                     PH:  +49-89-960948-0
                                     FX:  +49-89-960948-99
------------------------------------ -----------------------------------------
Italy                                MatrixOne S.r.l.
                                     Via Grosio 10/10
                                     20151 Milano
                                     Italy
                                     PH:  +39-02-3343061
                                     FX:  +39-02-33430645
------------------------------------ -----------------------------------------
Japan                                MatrixOne K.K.
                                     Sohgo Kohjimachi 3rd Building
                                     1-6-5 Kohjimachi
                                     Chiyoda-ku
                                     Tokyo, Japan 102-0083
                                     PH:  +81-3-5210-0011
                                     FX:  +81-3-5210-0013
------------------------------------ -----------------------------------------
Korea                                MatrixOne CH
                                     POSCO Center Bldg. West Tower 11th Floor
                                     892 Daechi 4-dong, Kangnam-Gu,
                                     Seoul, Korea 135-777
                                     PH:  +82-2-559-0744
                                     FX:  +82-2-559-0745
------------------------------------ -----------------------------------------


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MatrixOne Subsidiaries (Continued)

==============================================================================

Subsidiary Incorporation             Name and Location
------------------------------------ -----------------------------------------
Netherlands                          MatrixOne Netherlands B.V.
                                     Hettenheuvelweg 16
                                     1101 BN Amsterdam Z.O.
                                     The Netherlands
                                     PH:  +31-20-301-0930
                                     FX:  +31-20-301-0939
------------------------------------ -----------------------------------------
Netherlands                          MatrixOne Europe B.V.
                                     Hettenheuvelweg 16
                                     1101 BN Amsterdam Z.O.
                                     The Netherlands
                                     PH:  +31-20-301-0930
                                     FX:  +31-20-301-0939
------------------------------------ -----------------------------------------
Singapore                            MatrixOne Asia Pte Ltd
                                     8 Temasek Boulevard #38-03
                                     Suntec Tower Three
                                     Singapore 038988
                                     PH:  +65-6835-9025
                                     FX:  +65-6836-2768
------------------------------------ -----------------------------------------
United Kingdom                       MatrixOne Limited
                                     Oak House
                                     Harry Weston Road
                                     Binley Business Park
                                     Coventry
                                     CV3 2UB
                                     England
                                     PH: +44-24-7623-3180
                                     FX: +44-24-7623-3199
------------------------------------ -----------------------------------------
Delaware (U.S.)                      Adra Systems, Inc.
                                     210 Littleton Road
                                     Westford, MA 01886
                                     PH:  978-589-4000
                                     FX:  978-589-5700
------------------------------------ -----------------------------------------
Delaware (U.S.)                      MatrixOne Securities Corporation
                                     210 Littleton Road
                                     Westford, MA 01886
                                     PH:  978-589-4000
                                     FX:  978-589-5700
------------------------------------ -----------------------------------------